February 22, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K ETCF Asset Funding Corporation,
 formerly DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION,
        Registration No. 333-56303

On behalf of ETCF ASSET FUNDING CORPORATION, a NEVADA CORPORATION
("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the SECURITIES AND EXCHANGE COMMISSION'S ELECTRONIC DATA GATHERING, ANALYSIS AND RETRIEVAL SYSTEM, FORM 8-K.

Please send either confirmation or suspense notification to e-mail address:
Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

February 14, 2005
(Date of earliest event reported)

ETCF ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 8.01.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 9.01. (c). Exhibits.

Exhibit
Number      Document Description
-------     --------------------
EX-1        Distribution Financial Services RV Trust 1999-1
            February 14, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            February 14, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            February 14, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4        Distribution Financial Services RV/Marine Trust 2001-1
            February 14, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

ETCF ASSET FUNDING CORPORATION
(Registrant)

Date:          February 22, 2005



Name:          /s/  Matt Pechulis
Title:         Vice President & Assistant Secretary

EX-1
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
Accounting Date:            10-Feb-05
Determination Date:         11-Feb-05
Monthly Payment Date:       14-Feb-05
Collection Period Ending:   31-Jan-05

I.  COLLECTION ACCOUNT SUMMARY

   Total Available Funds
   ---------------------
    Principal and Interest Payments Received (including Prepayments)                                                  4,829,443.10
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      134,579.75
    Current Monthly Interest Shortfall/Excess                                                                           -34,867.35
    Recoup of Collection Expenses                                                                                        -6,226.93
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

   TOTAL AVAILABLE FUNDS                                                                                             4,922,928.57

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        999,438.52
    Amount of Interest Payments Received During the Collection Period for Receivables                                 1,034,305.87
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -34,867.35

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
      of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                   7,500,025.52
    Beginning Reserve Account Balance                                                                                 7,214,093.37
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)              6,396.13
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                  12,943.76
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
      and over-collateralization amounts have been met)                                                                       0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             7,214,093.37
    Total Ending Reserve Balance                                                                                      7,233,433.26

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
-----------------------------------------
    Interest Payments Received                                                                                        1,034,305.87
    Scheduled Principal Payments Received                                                                             1,325,650.24
    Principal Prepayments Received                                                                                    2,469,486.99
    Total Interest and Principal Payments Received                                                                    4,829,443.10

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     143,790.77
      minus Reasonable Expenses                                                                                           9,211.02
    Net Liquidation Proceeds                                                                                            134,579.75
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       134,579.75

c)	Purchase Amount - Loans Repurchased from Trust
-----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

   TOTAL COLLECTED FUNDS                                                                                              4,964,022.85

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
   Pool Balance of Receivables as of the First Day of Collection Period                                             136,227,877.57
    multiplied by Servicer Fee Rate                                                                                          0.50%
    divided by Months per Year                                                                                                  12
   SERVICING FEE AMOUNT                                                                                                  56,761.62

   TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
------------
    Initial Pool Balance                                                                                          1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                    136,227,877.57
    Pool Balance as of the Current Accounting Date                                                                  132,148,920.07
    Age of Pool in Months                                                                                                       71

a.2)Aggregate Note Balance
   -----------------------
    Aggregate Note Balance as of Preceding Accounting Date                                                          134,865,598.79
    Aggregate Note Balance as of Current Accounting Date                                                            130,827,430.87

b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)
-------------------------------------------------------------------------------
         Current Month           Number of Loans             Principal Balance            Percentage
        ---------------         ----------------             -----------------            ----------
    30-59 Days Delinquent               29                        667,117.30                0.505%
    60-89 Days Delinquent               18                        604,733.96                0.458%
    90-119 Days Delinquent              10                        220,224.17                0.167%
    120+ Days Delinquent                 0                              0.00                0.000%
    Defaults for Current Period         15                        283,820.27                0.215%
    Cumulative Defaults              1,287                     51,146,047.65                5.115%
    Cumulative Recoveries                                      21,442,935.46                2.144%

   Current Period Realized Losses
   ------------------------------
    Current Month Realized Losses                                                                                       283,820.27
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.028%
    Preceding Realized Losses                                                                                           530,255.89
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.053%
    Second Preceding Realized Losses                                                                                    479,346.39
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.048%
    Cumulative Realized Losses                                                                                       29,703,112.19
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        2.970%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
   Total Pool Factor                                                                                                    0.13214847
   Note Pool Factor                                                                                                     0.13082699

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                  175,601.25
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)                                                                                        0.00

b) Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
    Class A-1                                                                   0.00
    Class A-2                                                                   0.00
    Class A-3                                                                   0.00
    Class A-4                                                                   0.00
    Class A-5                                                             126,860.50
    Class A-6                                                             322,902.77
    Class B                                                               132,500.00
    Class C                                                               120,500.00

   Noteholders' Monthly Principal Distributable Amount
   --------------------------------------------------
                                                                                  Noteholders' Monthly
                                                             Beginning          Principal Distributable                 Ending
                                                              Balance                   Amount                          Balance
                                                            ----------         ------------------------                ---------
    Class A-1                                                       0.00                     0.00                             0.00
    Class A-2                                                       0.00                     0.00                             0.00
    Class A-3                                                       0.00                     0.00                             0.00
    Class A-4                                                       0.00                     0.00                             0.00
    Class A-5                                              25,499,598.79             4,038,167.92                    21,461,430.87
    Class A-6                                              64,366,000.00                     0.00                    64,366,000.00
    Class B                                                25,000,000.00                     0.00                    25,000,000.00
    Class C                                                20,000,000.00                     0.00                    20,000,000.00
c) Recaptured Principal from Overcollateralization                                                                       40,789.58
   Excess Spread Received                                                                                               -34,393.45

VIII. POOL STATISTICS
   Weighted Average Coupon (WAC)                                                                                             8.89%
   Weighted Average Remaining Maturity (WAM)                                                                                   105

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Withdrawal)                 4,922,928.57
Plus:     Trustee Fee                                                                                                     1,041.67
Less:	   Reserve Withdrawal                                                                                                  0.00
TOTAL WIRE TO CHASE                                                                                                   4,923,970.24

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal-Reserve Withdrawal)         0.00


EX-2
DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
Accounting Date:            10-Feb-05
Determination Date:         11-Feb-05
Monthly Payment Date:       14-Feb-05
Collection Period Ending:   31-Jan-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  1,800,155.18
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       31,115.98
    Current Monthly Interest Shortfall/Excess                                                                           -14,642.87
    Recoup of Collection Expenses                                                                                        -6,802.98
    Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from
       Reserve Account                                                                                                  365,346.40
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             2,175,171.71

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        558,203.55
    Amount of Interest Payments Received During the Collection Period for Receivables                                   572,846.42
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -14,642.87

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                 11,000,002.18
    Beginning Reserve Account Balance                                                                                10,876,291.50
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)    -365,346.40
    Reserve Account Investment Earnings                                                                                  19,515.73
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
       and over-collateralization amounts have been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            10,876,291.50
    Total Ending Reserve Balance                                                                                     10,530,460.83

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ----------------------------------------
    Interest Payments Received                                                                                          572,846.42
    Scheduled Principal Payments Received                                                                               599,299.03
    Principal Prepayments Received                                                                                      628,009.73
    Total Interest and Principal Payments Received                                                                    1,800,155.18

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      37,711.78
       minus Reasonable Expenses                                                                                          6,595.80
    Net Liquidation Proceeds                                                                                             31,115.98
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        31,115.98

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             1,831,271.16

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            81,328,284.72
       multiplied by Servicer Fee Rate                                                                                       0.50%
       divided by Months per Year                                                                                               12
     SERVICING FEE AMOUNT                                                                                                33,886.79

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                         1,041.67

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  ------------
     Initial Pool Balance                                                                                           550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                    81,328,284.72
     Pool Balance as of the Current Accounting Date                                                                  79,585,560.01
     Age of Pool in Months                                                                                                      69

a.2) Aggregate Note Balance
     ------------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          79,701,719.03
     Aggregate Note Balance as of Current Accounting Date                                                            77,993,848.81

b)	 Default and Delinquency Performance (includes Repossessions and Bankruptcies)
 -----------------------------------------------------------------------------
               Current Month            Number of Loans             Principal Balance            Percentage
               -------------            ---------------             -----------------            ----------
          30-59 Days Delinquent                20                        476,786.93                 0.599%
          60-89 Days Delinquent                12                        290,224.09                 0.365%
          90-119 Days Delinquent                2                         32,714.74                 0.041%
          120+ Days Delinquent                  0                              0.00                 0.000%
          Defaults for Current Period           8                        515,415.95                 0.648%
          Cumulative Defaults                 457                     21,999,058.43                 4.000%
          Cumulative Recoveries                                       11,798,260.72                 2.145%

    Current Period Realized Losses
    -------------------------------
    Current Month Realized Losses                                                                                       515,415.95
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.094%
    Preceding Realized Losses                                                                                           270,521.18
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.049%
    Second Preceding Realized Losses                                                                                    102,638.14
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.019%
    Cumulative Realized Losses                                                                                       10,200,797.71
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.855%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                 0.14470099
      Note Pool Factor                                                                                                  0.14180697

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                     0.00
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
        Otherwise Reimbursed to Servicer)                                                                                     0.00

b)    Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
              Class A-1                                                                                                       0.00
              Class A-2                                                                                                       0.00
              Class A-3                                                                                                       0.00
              Class A-4                                                                                                       0.00
              Class A-5                                                                                                 137,209.82
              Class B                                                                                                   190,575.00
              Class C                                                                                                   139,516.67
      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                              Beginning      Principal Distributable     Ending
                                                                               Balance             Amount                Balance
                                                                             -----------    ------------------------   ---------
              Class A-1                                                             0.00                   0.00               0.00
              Class A-2                                                             0.00                   0.00               0.00
              Class A-3                                                             0.00                   0.00               0.00
              Class A-4                                                             0.00                   0.00               0.00
              Class A-5                                                    24,701,719.03           1,707,870.22      22,993,848.81
              Class B                                                      33,000,000.00                   0.00      33,000,000.00
              Class C                                                      22,000,000.00                   0.00      22,000,000.00
c)    Recaptured Principal from Overcollateralization                                                                    34,854.49
      Excess Spread Received                                                                                           -400,200.89

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.28%
      Weighted Average Remaining Maturity (WAM)                                                                                126


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               2,175,171.71
Plus:     Trustee Fee                                                                                                     1,041.67
Less:     Reserve Overfunded Withdrawal	                                                                               -365,346.40
TOTAL WIRE TO CHASE                                                                                                   1,810,866.98

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                            0.00



EX-3
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
Accounting Date:            10-Feb-05
Determination Date:         11-Feb-05
Monthly Payment Date:       14-Feb-05
Collection Period Ending:   31-Jan-05

I.  COLLECTION ACCOUNT SUMMARY
    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  1,817,306.84
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       19,980.21
    Current Monthly Interest Shortfall/Excess                                                                           -22,103.73
    Recoup of Collection Expenses                                                                                        -6,604.50
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             1,808,578.82

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        541,401.91
    Amount of Interest Payments Received During the Collection Period for Receivables                                   563,505.64
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -22,103.73

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  2,808,982.68
    Beginning Reserve Account Balance                                                                                 2,808,982.68
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             45,545.58
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)     -45,545.58
    Reserve Account Investment Earnings                                                                                   5,045.51
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts have been met)                                                                 -5,045.51
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,808,982.68
    Total Ending Reserve Balance                                                                                      2,808,982.68

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
------------------------------------------
    Interest Payments Received                                                                                          563,505.64
    Scheduled Principal Payments Received                                                                               585,166.89
    Principal Prepayments Received                                                                                      668,634.31
    Total Interest and Principal Payments Received                                                                    1,817,306.84

b)	Liquidation Proceeds
--------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      22,640.66
       minus Reasonable Expenses                                                                                          2,660.45
    Net Liquidation Proceeds                                                                                             19,980.21
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        19,980.21

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             1,837,287.05

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            72,448,786.52
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
     SERVICING FEE AMOUNT                                                                                                30,186.99

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           708.33

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  -------------
     Initial Pool Balance                                                                                           374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    72,448,786.52
     Pool Balance as of the Current Accounting Date                                                                  71,121,640.72
     Age of Pool in Months                                                                                                      67

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          71,724,298.65
     Aggregate Note Balance as of Current Accounting Date                                                            70,410,424.31

b)   Default and Delinquency Performance (including Repossessions and Bankruptcies)
     ------------------------------------------------------------------------------
            Current Month               Number of Loans             Principal Balance            Percentage
            -------------               ---------------             -----------------            ----------
         30-59 Days Delinquent                 28                        513,531.83                 0.722%
         60-89 Days Delinquent                  7                        125,959.44                 0.177%
         90-119 Days Delinquent                 5                         58,168.12                 0.082%
         120+ Days Delinquent                   0                              0.00                 0.000%
         Defaults for Current Period            4                         73,344.60                 0.103%
         Cumulative Defaults                  489                     17,669,108.41                 4.718%
         Cumulative Recoveries                                         8,110,202.16                 2.165%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                       73,344.60
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                    0.020%
     Preceding Realized Losses                                                                                           99,661.01
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                  0.027%
     Second Preceding Realized Losses                                                                                   130,000.15
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                           0.035%
     Cumulative Realized Losses                                                                                       9,558,906.24
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.552%

VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
       Total Pool Factor                                                                                                0.18989519
       Note Pool Factor                                                                                                 0.18799624

a)     Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               30,186.99
       Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed to Servicer)                                                                                    0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                      0.00
               Class A-2                                                                                                      0.00
               Class A-3                                                                                                      0.00
               Class A-4                                                                                                      0.00
               Class A-5                                                                                                    131.25
               Class A-6                                                                                                314,456.13
               Class B                                                                                                   55,943.93
               Class C                                                                                                   49,440.60

      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                            Noteholders' Monthly
                                                                       Beginning          Principal Distributable         Ending
                                                                        Balance                   Amount                 Balance
                                                                      -----------         -----------------------       ---------
               Class A-1                                                     0.00                        0.00                 0.00
               Class A-2                                                     0.00                        0.00                 0.00
               Class A-3                                                     0.00                        0.00                 0.00
               Class A-4                                                     0.00                        0.00                 0.00
               Class A-5                                                23,298.65                   23,298.65                 0.00
               Class A-6                                            54,847,000.00                1,290,575.69        53,556,424.31
               Class B                                               9,363,000.00                        0.00         9,363,000.00
               Class C                                               7,491,000.00                        0.00         7,491,000.00

c) Recaptured Principal from Overcollateralization                                                                       13,271.46
   Excess Spread Received                                                                                                31,274.12

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.92%
      Weighted Average Remaining Maturity (WAM)                                                                                115


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               1,808,578.82
Plus:     Trustee Fee                                                                                                       708.33
Less:     Reserve Overfunded Withdrawal	                                                                                -44,545.58
TOTAL WIRE TO CHASE                                                                                                   1,764,741.57

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                       44,545.58



EX-4
DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
Accounting Date:            10-Feb-05
Determination Date:         11-Feb-05
Monthly Payment Date:       14-Feb-05
Collection Period Ending:   31-Jan-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    -----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  4,959,604.68
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       65,665.67
    Current Monthly Interest Shortfall/Excess                                                                           -23,885.25
    Recoup of Collection Expenses                                                                                       -27,870.90
    Amount of Withdrawal, if any, from Reserve Account                                                                  368,998.65
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             5,342,512.85

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                      1,159,586.58
    Amount of Interest Payments Received During the Collection Period for Receivables                                 1,183,471.83
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -23,885.25

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 3,357,648.14
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)    -368,998.65
    Reserve Account Investment Earnings                                                                                   6,234.17
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
    has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,357,648.14
    Total Ending Reserve Balance                                                                                      2,994,883.66

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ------------------------------------------
    Interest Payments Received                                                                                        1,183,471.83
    Scheduled Principal Payments Received                                                                             1,169,957.75
    Principal Prepayments Received                                                                                    2,606,175.10
    Total Interest and Principal Payments Received                                                                    4,959,604.68

b)	Liquidation Proceeds
----------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     76,884.01
       minus  Reasonable Expenses                                                                                       11,218.34
    Net Liquidation Proceeds                                                                                            65,665.67
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                       65,665.67

c)	Purchase Amount - Loans Repurchased from Trust
------------------------------------------------
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                            5,025,270.35

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
    Pool Balance of Receivables as of the First Day of Collection Period                                           153,412,251.39
      multiplied by Servicer Fee Rate                                                                                       0.75%
      divided by Months per Year                                                                                               12
    SERVICING FEE AMOUNT                                                                                                95,882.66

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  --------------
     Initial Pool Balance                                                                                          529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                  153,412,251.39
     Pool Balance as of the Current Accounting Date                                                                148,966,343.34
     Age of Pool in Months                                                                                                     39

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                        153,412,251.39
     Aggregate Note Balance as of Current Accounting Date                                                          148,966,343.34

b)   Default and Delinquency Performance (includes Repossessions and Bankruptcies)
     -----------------------------------------------------------------------------
                Current Month           Number of Loans             Principal Balance            Percentage
                -------------           ---------------             -----------------            ----------
         30-59 Days Delinquent                  50                     1,254,243.01                0.842%
         60-89 Days Delinquent                  20                       687,590.03                0.462%
         90-119 Days Delinquent                 20                     1,063,291.81                0.714%
         120+ Days Delinquent                    0                             0.00                0.000%
         Defaults for Current Period            20                       669,775.20                0.450%
         Cumulative Defaults                   537                    20,940,848.80                3.955%
         Cumulative Recoveries                                         8,571,082.62                1.619%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                     669,775.20
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                   0.126%
     Preceding Realized Losses                                                                                         511,835.48
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                 0.097%
     Second Preceding Realized Losses                                                                                  852,949.03
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                          0.161%
     Cumulative Realized Losses                                                                                     12,369,766.18
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.336%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.28135140
      Note Pool Factor                                                                                                 0.28135140

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               95,882.66
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed by Servicer)                                                                                   0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                     0.00
               Class A-2                                                                                                     0.00
               Class A-3                                                                                                     0.00
               Class A-4                                                                                               182,915.39
               Class A-5                                                                                               373,205.42
               Class B                                                                                                 106,255.75
               Class C                                                                                                  52,993.50
               Class D                                                                                                  85,352.08

      Noteholders' Monthly Principal Distributable Amount
      -----------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                                 Beginning  Principal Distributable       Ending
                                                                                  Balance           Amount                Balance
                                                                              --------------  --------------------      ----------
               Class A-1                                                                0.00               0.00              0.00
               Class A-2                                                                0.00               0.00              0.00
               Class A-3                                                                0.00               0.00              0.00
               Class A-4                                                       38,712,251.39       4,445,908.05     34,266,343.34
               Class A-5                                                       72,350,000.00               0.00     72,350,000.00
               Class B                                                         19,830,000.00               0.00     19,830,000.00
               Class C                                                          9,270,000.00               0.00      9,270,000.00
               Class D                                                         13,250,000.00               0.00     13,250,000.00

c)    Excess Spread Received                                                                                                0.00

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                         9.23%
      Weighted Average Remaining Maturity (WAM)                                                                            136.34


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Deposit)                   5,342,512.85
Less: Reserve Withdrawal                                                                                              -368,998.65

TOTAL WIRE TO HSBC                                                                                                   4,973,514.20

Amount Due To Servicer (Excess Spread-Reserve Deposit+Reserve Overfunded Withdrawal)                                         0.00

